Exhibit 4

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the ordinary shares, par value $.01 per share, of Tommy Hilfiger Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.


May 14, 1998


                                              PEPE JEANS LONDON CORPORATION


                                              By: /s/ Lawrence S. Stroll
                                                  Name:   Lawrence S. Stroll
                                                  Title:  Group CEO


                                              BLACKWATCH INVESTMENTS LIMITED


                                              By: /s/ Lawrence S. Stroll
                                                  Name:   Lawrence S. Stroll
                                                  Title:  Chairman


                                              AIHL INVESTMENT GROUP LIMITED


                                              By: /s/ Lawrence S. Stroll
                                                  Name:   Lawrence S. Stroll
                                                  Title:  Chairman


                                              ANASTA HOLDINGS LIMITED


                                              By: /s/ Gath A.T. Hewlett
                                                  Name:   Gath A.T. Hewlett
                                                  Title:  Vice President

                                              SPORTSWEAR HOLDINGS LIMITED


                                              By: /s/ Lawrence S. Stroll
                                                  Name:   Lawrence S. Stroll
                                                  Title:  Vice President and
                                                          Managing Director


                                              WESTLEIGH LIMITED


                                              By: /s/ Silas K.F. Chou
                                                  Name:   Silas K.F. Chou
                                                  Title:  Director


                                              FLAIR INVESTMENT HOLDINGS LIMITED


                                              By: /s/ Lawrence S. Stroll
                                                  Name:   Lawrence S. Stroll
                                                  Title:  Director



                                              /s/ Thomas J. Hilfiger
                                              Thomas J. Hilfiger


                                              /s/ Joel J. Horowitz
                                              Joel J. Horowitz





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